                                                                     EXHIIT 99.3

                               SPECIAL DISCLAIMER
--------------------------------------------------------------------------------

This presentation is confidential and, by accepting this document, you agree to hold the information contained or referred to herein in strict confidence. The information contained in this presentation has been furnished by the company and other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation contains summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained therein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.

This presentation contains certain statements, estimates and projections with respect to the anticipated future performance of the company and its operating units. These statements, estimates and projections reflect various assumptions made by the company concerning anticipated results, which may or may not prove to be correct. All statements contained in this presentation that address operating performance, events or developments that are expected to occur in the future (including statements relating to earnings expectations, sales of assets, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements herein. Reference is made to the business plans that contain a more complete discussion of the businesses described herein and related risk factors associated with these businesses.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase securities.

                                      OPCO
                                BUSINESS SEGMENTS
--------------------------------------------------------------------------------

        TRANSPORTATION                       POWER                            GENERATION AND
          SERVICES                        DISTRIBUTION                          PRODUCTION

o OVER 15,000 MILES OF PIPELINE   o 75,000 MILES OF DISTRIBUTION     o 4,800 MW GENERATION
o 8 BCF/D OF CAPACITY             o 2,100 MILES OF TRANSMISSION      o OVER 20,000 MW POTENTIAL CAPACITY
o $2.7 B BOOK VALUE ASSETS        o OVER 1,900 MW GENERATION         o 100 MMCFE/D OF PRODUCTION
o 5,200 EMPLOYEES                 o 2.5 MILLION CUSTOMERS            o OVER 360 BCFE OF PROVED AND PROBABLE RESERVES
                                  o $4.4 B BOOK VALUE ASSETS         o 1,000 MILES OF PIPELINE WITH 2.0 BCF/D CAPACITY
                                  o 5,000 EMPLOYEES                  o $3.7 B BOOK VALUE ASSETS
                                                                     o 1,700 EMPLOYEES

                           Low Cost Efficient Operator

                          Stable Predictable Cash Flows

                   Significant Presence in High Growth Markets

                                  MAJOR ASSETS
--------------------------------------------------------------------------------



                   [MAP OF NORTH AMERICA, CENTRAL AMERICA AND
                 SOUTH AMERICA INDICATING OPCO'S MAJOR ASSETS]

                            TRANSPORTATION SERVICES

                      NORTH AMERICAN INTERSTATE PIPELINES
--------------------------------------------------------------------------------


                  [PARTIAL MAP OF THE UNITED STATES OF AMERICA
              INDICATING FOUR NORTH AMERICAN INTERSTATE PIPELINES]

                         TRANSWESTERN PIPELINE COMPANY
--------------------------------------------------------------------------------

   [PARTIAL MAP OF SOUTHWEST UNITED STATES OF AMERICA INDICATING LOCATION OF TRANSWESTERN PIPELINE COMPANY'S PIPELINE AND THE MAJOR BASINS IT ACCESSES]

         THROUGHPUT CAPACITY
              (MMcf/d)

1999    2000    2001    2002E   2003E
-----   -----   -----   ------  ------
1,610   1,750   1,750   1,870   1,870

o    2,600 mile pipeline extending from west Texas to the California border with
     1.9 Bcf/day of capacity

o Bi-Directional Flow Capabilities Provides Flexibility to Rapidly Adapt to Regional Demand

o    Over 80% of Revenues From Demand Charges

o Western Deliveries Subscribed on average 85% Through Dec 2005; Well-Positioned for Recontracting

o    No New Rate Case Until November 2006

o    Positioned to take advantage of strong demand growth in southwest U.S.

o    100% Owned by Enron

                            FLORIDA GAS TRANSMISSION
--------------------------------------------------------------------------------

   [PARTIAL MAP OF SOUTHEAST UNITED STATES OF AMERICA INDICATING LOCATION OF
                      FLORIDA GAS TRANSMISSION'S PIPELINE]

         THROUGHPUT CAPACITY
              (MMcf/d)

1999    2000    2001    2002E   2003E
-----   -----   -----   ------  ------
1,457   1,462   1,620   1,866   1,986


o 4,800 mile pipeline extending from south Texas to south Florida with capacity of 1.9 Bcf/day

o    Serves Rapidly Growing Peninsular Florida

o    Extensive Access to Gas Supply

o    Approximately 95% of Revenues From Demand Charges

o    85% of Capacity Contracted Through 2010; 70% Through 2015

o    Two major expansions currently underway

o    New Rate Case Required October 2003

o    Competitive pipeline project, Gulfstream, construction currently underway

o    Owned 50% by Enron and 50% by El Paso, operated by Enron

                            NORTHERN BORDER PARTNERS
--------------------------------------------------------------------------------

      [PARTIAL MAP OF WEST CANADA, NORTH CENTRAL AND CENTRAL UNITED STATES OF AMERICA INDICATING LOCATION OF NORTHERN BORDER PARTNERS' PIPELINE]

         THROUGHPUT CAPACITY
              (MMcf/d)

1999    2000    2001    2002E   2003E
-----   -----   -----   ------  ------
2,373   2,373   3,024   3,024   3,024

o    1,752 miles of interstate pipelines with capacity of 3.0 Bcf/day

o Enron owns a 1.65% General Partner Interest in NBP, L.P.; is the operator and receives incentive payments

NORTHERN BORDER PIPELINE

o    Low-cost link between Canadian reserves and Midwest market

o Fully contracted under long-term agreements; average remaining life of nearly 6 years

o    Well-positioned to compete with recent additions to Canadian capacity

o    No new rate case until November 2005

MIDWESTERN GAS TRANSMISSION

o    Strategically located "header" system in Chicago area

o    Well positioned to serve new electric generation load

                       BOLIVIA-TO-BRAZIL PIPELINE SYSTEM
--------------------------------------------------------------------------------

     [PARTIAL MAP OF SOUTH AMERICA INDICATING LOCATION OF BOLIVIA-TO-BRAZIL
                                PIPELINE SYSTEM]

         THROUGHPUT CAPACITY
              (MMcf/d)

1999    2000    2001    2002E   2003E
-----   -----   -----   ------  ------
843     843     1,150   1,575   1,831

o 6,000 mile "inter-country" pipeline with a projected capacity of 1.8 Bcf/d by 2003 and expansion opportunities

o Only pipeline connecting abundant Bolivian gas fields with consumption region of Brazil

o    Fully contracted under long term agreements

o    Negotiated tariff structure

o    Minority interest owned by Enron with the following JV partners:

     -    Shell

     -    Petrobras

     -    El Paso Energy

     -    British Gas

     -    Total Fina Elf

                               POWER DISTRIBUTION

                           POWER DISTRIBUTION ASSETS
--------------------------------------------------------------------------------

  [PARTIAL MAP OF NORTH AMERICA, CENTRAL AMERICA AND SOUTH AMERICA INDICATING
                 LOCATION OF OPCO'S POWER DISTRIBUTION ASSETS]

                           PORTLAND GENERAL ELECTRIC
--------------------------------------------------------------------------------

   [PARTIAL MAP OF NORTHWEST UNITED STATES OF AMERICA INDICATING LOCATION OF
               PORTLAND GENERAL ELECTRIC'S GENERATION FACILITIES]

        ELECTRICITY SOLD
        (MWHs in 000's)

 1999    2000    2001    2002E   2003E
------  ------  ------  ------  ------
31,871  38,420  32,666  33,213  36,004

o    Serves more than 736,000 customers in Oregon

o Portland General Electric owns and operates eight hydroelectric plants with net capacity of 482 MW and 4 thermal plants with net capacity of 1,427 MW

o    Net buyer of supply for its captive load

o    Customer satisfaction has been in top quartile

o    Hydro and thermal plant availability in 90th percentile

o    PGE General Rate Case (UE-115)

     -    ROE - 10.5%

     -    Rate Increase - 32% Residential, 39% Commercial, 51% Industrial

o    100% Owned by Enron

o    Currently subject to Purchase and Sale Agreement with Northwest Natural

                                    ELEKTRO
--------------------------------------------------------------------------------

            [PARTIAL MAP OF SOUTH AMERICA WITH DETAIL OF A REGION IN
                  BRAZIL HIGHLIGHTING ELEKTRO'S SERVICE AREA]

        ELECTRICITY SOLD
        (MWHs in 000's)

 1999    2000    2001    2002E   2003E
------  ------  ------  ------  ------
11,056  12,334  9,992   10,948  11,813

o    Serves over 1.7 million customers

o    47,000 square mile concession in Sao Paulo; Brazil's most populous state

o    52,836 miles of transmission and distribution lines

o    30 year renewable exclusive concession expiring 2028

o    Purchases 100% of its supply needs

o    Rate case due in 2003

o    Common equity 76% owned directly by Enron, 24% owned in finance vehicle

                           GENERATION AND PRODUCTION

                                  THE ASSETS:
                             WELLHEAD TO POWER PLUG
--------------------------------------------------------------------------------

[PHOTOGRAPH OF A MAN WORKING                              [PHOTOGRAPH OF POWER
    WITH DRILLING EQUIPMENT]                               DISTRIBUTION LINES]


                                                                        Power
Exploration     Gas               Gas               Gas Marketing/      Generation
and             Supply to         Pipelines to      Services to         and                   Power
Production      Pipes             Transport         End Users           Development           Distribution
-----------     ---------         -------------     --------------      -----------           ------------
o Mariner       o Gas Marketing   o Bridgeline      o Citrus Sales      o S. America Plants   o PGE
o Enron         o Imported LNG    o MEGS            o Transportation    o C. America Plants   o ELEKTRO
  Controlled    o Citrus Supply   o LNG Ship          & Services        o Eco Electrica       o Power Grids
  Investments     Agreements      o Calypso         o LNG Marketing     o N. America
  (10)                            o HPL             o Compression         Development
                                                      Services            Sites
                                                    o Hanover           o Wind Farms
                                                      Measurement       o QF Assets
                                                      Services


                    CENTRAL AND SOUTH AMERICA GENERATION AND
                               PRODUCTION ASSETS
--------------------------------------------------------------------------------

 [PARTIAL MAP OF CENTRAL AND SOUTH AMERICA INDICATING PHYSICAL LOCATION OF
                       GENERATION AND PRODUCTION ASSETS]

PUERTO QUETZAL (PQP) (GUATEMALA)

o    2 Barge-mounted power facilities - 110 MW and 124 MW

o    Supplies 14% of Guatemala's electrical energy

CORINTO (NICARAGUA)

o    70.5-megawatt barge-mounted power plant

o Plant was built in the US and the mooring facility, pier and fuel storage were constructed in Nicaragua

BAHIA LAS MINAS (BLM) (PANAMA)

o    335-megawatt electric generation company

o    Largest thermal power plant in Central America

SMITH ENRON COGENERATION (DOMINICAN REPUBLIC)

o    185 MW oil fired-barge mounted power facility in Dominican Republic

o    Supplies 15% of country's power needs

CUIABA (BRAZIL)

o    480 MW combined cycle power plant

o    960 MW development site

ELETROBOLT (BRAZIL)

o 379 MW Power Plant located in Rio de Janeiro includes operation and maintenance responsibilities

o Project sells capacity on the merchant market after expiration of 5 year Petrobras capacity guarantee

RIOGEN (BRAZIL) o

o Development site adjacent to Eletrobolt with 992 total MW potential capacity

             GULF COAST/SOUTHEAST GENERATION AND PRODUCTION ASSETS
--------------------------------------------------------------------------------
   [PARTIAL MAP OF THE UNITED STATES OF AMERICA AND THE CARIBBEAN INDICATING
     PHYSICAL LOCATION OF GENERATION AND PRODUCTION ASSETS PRIMARILY IN THE
                 GULF OF MEXICO AND CERTAIN GULF COAST STATES]

SITE BANK

o    Over 17,000 MW of power development sites

ECO ELECTRICA

o    542 MW power plant in Puerto Rico

o    1 million bbl LNG import, storage and reliquification facility

o    Fully contracted facility supplying 20% of country's demand

MARINER ENERGY INC.

o    100 MMcfe/d of production

o    360 Bcfe of proved and probable reserves

o    140,000 net undeveloped acres

o    MEGS: Sub-Sea gathering pipeline

BRIDGELINE

o 2 Bcf/d capacity of intrastate gathering and gas pipelines connected to Henry Hub

o 1,000 miles of pipeline connecting key supply areas to interstate pipelines, including FGT

o    13 Bcf storage

                  WEST COAST GENERATION AND PRODUCTION ASSETS
--------------------------------------------------------------------------------

       [PARTIAL MAP OF THE UNITED STATES OF AMERICA INDICATING GENERATION
           AND PRODUCTION ASSETS PRIMARILY IN OREGON AND CALIFORNIA]

o    Over 1,400 MW of power sites under development


o Identified several other "Ready To Go" opportunities including Transmission, Generation, and Emission Reduction Credits (ERC)


o    Various stages of permitting in very difficult permitting region


o    Strategically positioned in California and Washington load centers

o One of the most successful development teams in the Western U.S.. Completed over 2,000 MW of projects (5) in CA, OR, CO, and NV.

o    Potential synergies with PGE's unregulated affiliate